Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

a) On July 9, 2014, the Partnership, through a new 50/50 joint venture with China LNG, has finalized shipbuilding contracts for six internationally-flagged icebreaker LNG carriers for a project, located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to start-up in early-2018. The joint venture between the Partnership and China LNG will build the six 172,000-cubic meter ARC7 LNG carrier newbuildings to be constructed by DSME, of South Korea, for a total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options.

b) On July 17, 2014, the Partnership completed a public offering of 3.1 million common units (including 0.3 million common units issued upon exercise of the underwriters’ over-allotment option) at a price of $44.65 per unit, for gross proceeds of approximately $140.8 million (including the General Partner’s 2% proportionate capital contribution). The Partnership used the net proceeds from the offering of approximately $140.5 million to prepay a portion of its outstanding debt under two of its revolving credit facilities, to fund the equity portion of its first installment payment of approximately $95 million for the six newbuilding LNG carriers ordered by the Partnership’s 50/50 joint venture with China LNG for the Yamal LNG Project and to fund a portion of its MEGI newbuildings’ shipyard installments.